SUBLEASE

THIS SUBLEASE,  dated as of the ________  day of September, 2013, by and between Be The Change, Inc., a Massachusetts  corporation  ("the  "Sublandlord")  and Game Plan Holdings LLC a   ______________ limited liability company (the "Subtenant").

WITNESSETH:

WHEREAS,  the Sublandlord entered into that certain Office Lease Agreement  dated as of February  13,2012,  with 112 LLC (the "Landlord")  (the "Master Lease"); and

WHEREAS,  pursuant  to the Master  Lease, Landlord  leased  to the Sub landlord  certain premises  comprised  of approximately  2,438 rentable  square  feet on the fifth (5th)  floor  of the building  located at and known as 112 Water Street, Boston, Massachusetts,  (the "Building"),  as more particularly described in the Master Lease; and

WHEREAS,  Sub landlord is currently the tenant under the Master Lease; and

WHEREAS,  a copy of the Master Lease is attached hereto as Exhibit B; and

WHEREAS,   Subtenant   desires   to  sublease   from   Sublandlord   all  of  Sublandlord's premises  consisting  of approximately  2,438 rentable  square feet being on the fifth (5th)  floor of the  Building   as  outlined  on  the  floor  plan  attached  hereto  as  Exhibit  A  (the  "Subleased Premises"),  and Sublandlord  has agreed to sublease the Subleased Premises  to Subtenant upon the terms and conditions set forth herein; and

WHEREAS, Sublandlord  and Subtenant acknowledge and agree that the execution of this

Sublease is subject to Landlord's  consent thereto.

NOW, THEREFORE,  in consideration  for Subleased Premises, the above recitals and the covenants herein contained, the parties hereto agree as follows:

1.          Term.

A.        Subject to the full execution  of this Sublease  by Sublandlord and Subtenant  and Landlord's   consent  thereto,  Sublandlord  leases to  Subtenant  and Subtenant  hires  from Sublandlord the Subleased Premises  for a term of three (3) years and seven and one-half (7 ½)  months (hereafter,  the "Term")  commencing  on September  15, 2013 (hereafter, the "Commencement   Date"),  and  expiring  on August  30, 2017  (hereafter,  the  "Expiration Date").

B.        Notwithstanding  the foregoing,  if the term of the Master Lease is terminated  for any reason  prior to the Expiration  Date, this Sublease  shall thereupon  be automatically terminated  without  any  liability  of  Sublandlord  to  Subtenant  by reason  of  such  early termination.   Except  as  otherwise  expressly  provided  in this  Sublease  with  respect  to those obligations  of Subtenant and Sublandlord which by their nature or under the circumstances  can only be,  or under the provisions  of this Sublease may be, performed after the termination  of this  Sublease,  the Term  and  estate granted hereby  shall end at noon on the date of termination  of this Sublease as if such date were the Expiration Date, and neither  party  shall  have  any  further  obligation  or liability  to the  other after  such termination.    Notwithstanding   the  foregoing,  any  liability  of  Subtenant  to  make  any payment under this Sublease, whether of "Base Rent," "Additional  Rent" (as said terms are hereinafter  defined) or otherwise, which shall have accrued prior to the expiration or sooner termination  of this Sublease, shall survive the expiration or sooner termination  of this Sublease.

C.        Subtenant   waives  the  right  to  recover  any  damages  which  may  result  from Sublandlord's   failure  to  deliver  possession  of the  Subleased  Premises  or  any portion thereof on the Commencement  Date.  If Sublandlord shall be unable to deliver possession of the Subleased  Premises  on the Commencement  Date, and provided  Subtenant  is not responsible  for such inability to deliver possession, the Base Rent, as hereinafter defined, reserved  and  guaranteed  to  be  paid  shall  not  commence  until  the  date  upon  which Sublandlord  delivers  possession  of  the  Premises  to  Subtenant.    No  failure  to  deliver possession   on  the  Commencement  Date  shall  in  any  way  affect  the  validity  of  this Sublease or the obligations of Subtenant hereunder or give rise to any claim for damages by Subtenant  or claim for rescission  of this Sublease, nor shall the same in any way be construed to extend the Term._Notwithstanding  anything to the contrary contained in this Section  I  (C)  or  elsewhere  in this  Sublease,  Sublandlord  shall  deliver  the  Subleased Premises to Subtenant  on the Commencement  Date at 8:00 a.m. as expressly provided in Section VII below.

II.        Provisions Constituting  Sublease.

A.

This   Sublease  is  subject  and  subordinate   to  the  Master   Lease,  any  and  all subsequent  amendments  or supplemental  agreements thereto  and any and all matters to which  the  tenancy  of  Sublandlord,  as  Tenant  under  the  Master  Lease,  is  or may' be subordinate,  and  Subtenant  shall  in no case  have  any rights  under  this  Sublease  that exceed Sublandlord's rights as Tenant under the Master Lease.

B.

Except  as may be inconsistent  with the terms of this  Sublease, all of the terms, covenants  and conditions  of the Master Lease are incorporated  herein by reference as if fully set forth herein, and such terms, covenants and conditions shall be applicable to this Sublease  with  the  same  force  and  effect  as if  Sublandlord  were  Landlord  under  the Master Lease  and Subtenant  were Tenant thereunder,  and in case  of any default under any of the terms of the Master Lease or of this Sublease by Subtenant, Sublandlord shall have all of the rights against Subtenant as would be available to Landlord against Tenant under the Master Lease.  Subtenant shall neither do nor permit to be done anything which would  constitute   a default  under  the  Master  Lease  or  cause  the  Master  Lease  to  be terminated  or forfeited  by reason  of any right  of termination  or forfeiture  reserved  or vested in Landlord thereunder.

C.        Subtenant  agrees that  it shall cause  all employees,  agents,  contractors,  invitees and licensees of Subtenant to abide by all rules and regulations of the Landlord applicable to the Building and/or the Subleased Premises.

D.         Subtenant  acknowledges   that in the event of a termination  of the Master Lease for any reason,  including  but not limited  to an agreement  between  Sub landlord  and Landlord terminating   the Master  Lease,  or re-entry  or dispossession  by Landlord  under the Master Lease,   Landlord   may,   at  its  option,   take  over  all  of  the  right,  title  and  interest   of Sublandlord   hereunder   upon  the  terms  and  conditions   of  this  Sublease,   including   all applicable   terms   and   conditions    of  the  Master   Lease   as  incorporated    herein,   and Subtenant  agrees that it shall,  at Landlord's  option,  attorn to Landlord  as though  Landlord were  Sublandlord  under this  Sublease.   Sub landlord  shall use reasonable  efforts to obtain a Recognition  Agreement  from Landlord.

E.         Subtenant  shall  observe  and perform  for the benefit  of Landlord  and Sublandlord each  and  every  term,  covenant,   condition   and  agreement   of  the  Master  Lease  which Sublandlord  is required  to observe  or perform  with  respect  to the Subleased  Premises  as Tenant  under  the  Master  Lease,  except  for  the  covenants  of  Sub landlord  to  pay  "Base Rent"  (as said term  is defined  in the Master  Lease)   to Landlord  as required  pursuant  to the Master Lease.   In the event that any provisions  of the Master Lease could be construed as  granting   Subtenant   more   rights  than  those  granted  pursuant  to  this  Sublease,   then Subtenant's   rights shall be limited  to those  set forth in this Sublease.

F.         The  consent   of  Landlord   shall  be  required   in  connection   with  any  act  which requires    the    consent    of   Landlord    pursuant    to   the   terms    of   the   Master    Lease, notwithstanding   that  a particular  provision  herein  may not require  Sublandlord's   consent or states that only Sublandlord's   consent  is required.

III.        Rent.

A.         Base  Rent.    Subtenant   shall  pay  annual  rent  (hereinafter,   the  "Base  Rent")  to

Sublandlord  as follows:

Commencing    on  the  Commencement    Date  and  on  the  first  (1st)  day  of  each calendar  month  thereafter,  through and including the Expiration  Date, Base Rent shall be payable  as follows:

			Per Square
Lease Year	Annual Rent	Monthly Rent	Foot Rent

Months 1-12	$65,826.00	$5,485.50	$27.00

Months 13-24	$65,826.00	$5,485.50	$27.00

Months 25-36	$65,826.00	$5,485.50	$27.00

Months 37-43'l2	$41,141.25*	$5,485.50	$27.00

* Seven and one-half (7 ½ months)

Base  Rent  payable   for  any  period   of  less  than   one  calendar   month   shall  be prorated  based on the number  of days during  such partial  month  included  in the Term out of a thirty-day  calendar  month.

B.         Additional   Rent.   Subtenant  shall pay to Sublandlord  "Additional   Rent"  (as said term  is hereinafter   defined)  for the  same periods  and  in the same  manner  as Base Rent. Additional  Rent  shall be defined  for the purpose  of this  Sublease  as Subtenant's   pro rata share, which  is calculated  as of the date hereof,  as 11.5% of (i) any increase  in Operating Expenses,   as  defined  in  the  Master  Lease,  in  any  calendar  year  during  the  Term  over Operating  Expenses  for the Base  Year,  which  shall  be Calendar  Year  2013  and (ii) any increase  in Taxes in any fiscal year (July  1 -  June 30) during the Term  over Taxes for the Base Year, which  shall be Fiscal Year 2013.   The Additional  Rent for each calendar  year after the Base Year shall be paid  in monthly  installments  during  such calendar  year in an amount reasonably estimated by Sublandlord and communicated by written notice  to Subtenant.  Following  the close of each calendar year, Sublandlord shall compute the amount  of the  Additional   Rent  due  hereunder based  on the  actual Operating Expenses payable  to Landlord  by Sublandlord  for that year, and shall deliver  a statement  thereof to Subtenant.    Subtenant  shall pay to Sub landlord  any deficiency  shown  by such statement within  thirty  (30) days  after receipt  of Sublandlord's  statement.   If the installments paid by   Subtenant   exceed   the   amount   due,  Sublandlord  shall  credit  the excess against payments  next  due to Sublandlord  from  Subtenant  hereunder (provided, however,  that if the Sublease  has expired  and no further payments  are due  Sublandlord, then  Sublandlord shall promptly  remit  such excess to Subtenant).  Delay in computation  of Additional  Rent shall  not  be  deemed  a  default  hereunder  or a waiver of  Sublandlord's  right to collect Additional Rent.

C.         Rent.   Base Rent,  Additional  Rent  and all other  amounts  payable  by Subtenant  to Sublandlord   under  the  provisions   of  this  Sublease  (collectively,   "Rent")   shall  be  paid promptly    when   due,   without    notice   or   demand   therefor,    and   without    deduction, abatement,   counterclaim   or  setoff  of any  amount  for  any reason  whatsoever.     All Rent shall    be    paid    to    Sub landlord     in    lawful     money     of    the    United     States    at ________________________________________________________________________or   tosuch   other   address   as  Sublandlord   may   from  time   to  time   designate   by  notice  toSubtenant.    In the event  any Rent  is not received  by Sublandlord  within  five  (5) days of the due  date,  Sublandlord  shall be entitled  to a late charge  equal to five percent  (5%) of the amount  due, which  shall be payable  on demand.

IV.       Subtenant's   Representations.   Warranties   and Covenants.    Subtenant  represents,  warrants and covenants  as follows:

A.         Subtenant  shall consent  in writing  to any modifications,   amendments,   changes and extensions  to the Master  Lease  made  after the  date of this  Sublease  by Sublandlord  and Landlord.

B.         Simultaneously    with   Subtenant's    execution   and  delivery   of  this   Sublease   toSublandlord,   Subtenant   shall  deposit  $16,456.50  with  Sublandlord   as a security  deposit

V.        Indemnity  and  Waiver  of  Claims.    Subtenant  shall  indemnify,  defend,  with  counsel reasonably  acceptable to Sublandlord, and hold Sublandlord harmless from and against all losses, costs, damages,  expenses and liabilities including, without limitation,  reasonable attorneys'  fees, which Sub landlord may incur or payout  by reason of this Sublease or the use and occupancy by Subtenant of the Subleased Premises,  including, without limitation:   (a) any accidents, damages or  injuries  to persons  or property  occurring  in, on or about  the  Subleased  Premises;  (b) any breach  or default  of the terms of this  Sublease  or the Master Lease by Subtenant, its officers, employees,  agents,  contractors,  invitees  or licensees,  or any person  claiming through or under Subtenant;  (c) any work done by Subtenant in or to the Subleased Premises; (d) any negligent or willfully wrongful acts or omissions by Subtenant or its officers, employees,  agents, contractors, invitees or licensees, or any person claiming through or under Subtenant;  (e) all loss or damage resulting  from  by  anything  occurring  in  the  Subleased  Premises;   or  (f)  all  loss  or  damage wherever  occurring  resulting  from  the  negligence  or willful  misconduct   of  Subtenant  or  its agents,  employees,   contactors   and  invitees.     Subtenant  hereby   waives   any  claims  against Sublandlord  for  injury  or  damage  to  persons  or property  arising  out  of  Subtenant's  use  or activities,   or  the  use   or  activities   of  Subtenant's   officers,   directors,   employees,   agents, contractors,  invitees  or licensees,  within  the  Subleased  Premises  or portions  of the Building, except to the extent caused by the gross negligence  or willful misconduct  of Sublandlord.   This waiver  of  claims  and  all  indemnities   given  by  Subtenant  in  this  Sublease  shall  survive  the expiration or earlier termination of this Sublease.

VI.       Use.   Subtenant shall use the Subleased Premises  for first class office purposes,  and for no other purposes  without the express written consent of Sublandlord  and Landlord, which may be withheld in the sole and absolute discretion of either party.

VII.      Condition   of  Subleased  Premises.     Provided  that   Sublandlord   and  Subtenant  have executed  and delivered  this  Sublease  and Landlord  has executed  and delivered the Landlord's Consent  hereto  and further  provided  that no emergency,  accident  or Force Majeure  event has occurred,  commencing  on the Commencement  Date, Subtenant hereby agrees that the Subleased Premises  shall  be  subleased  "AS  IS"  and  with  all  faults  and  without  any representations  or warranties  (express, implied or otherwise),  and Subtenant shall take possession  of the Subleased Premises  on the Commencement  Date at 8:00 a.m. and Sublandlord  shall have no obligations to make any alterations,  improvements,  or repairs to the Subleased Premises.   Subject to the terms, provisions,  agreements,  covenants  and conditions  contained  in the Master  Lease  and, further, subject to the prior written  approval  of Landlord,  Subtenant,  at its sole risk, cost and expense, shall have  the right to make  improvements  to the  Subleased  Premises  provided  that any such improvements  are constructed  in a good and workmanlike  manner and in compliance with any applicable laws, rules, regulations, codes and ordinances.

VIII.    Notices.   All notices,  consents, approvals, demands  and requests  (collectively "Notices") which  are required  or desired  to be  given  by either  party  to  the  other  hereunder  shall be  in writing  and  shall be sent by  overnight  mail  by a reputable  courier  or by hand  delivery.   All notices hereunder  shall be effective upon delivery to the receiving party in accordance herewith. All Notices  to Subtenant  shall be addressed  to Subtenant  at the Subleased  Premises  or at such other  address  as  Subtenant  may  from  time  to  time  designate  by  notifying   Sublandlord  in accordance herewith.  All Notices to Sub landlord shall be addressed to Sublandlord as follows:

Be The Change, Inc.

1050 Connecticut  Ave NW, Suite 1000

Washington,  DC 20036

Attention:

with a required copy at the same time to:

Peter F. Shea, LLC

2300 Crown Colony Drive

Suite 203

Quincy, MA 02169

Attention: Peter F. Shea, Esq.

or at such other addresses as Sublandlord may from time to time designate by notifying

Subtenant in accordance herewith.

All Notices to Subtenant shall be addressed to Subtenant as follows:

Game Plan Holdings LLC

Attention: ________________

With a required copy at the same time to:

________________________________

________________________________

________________________________

Or at such other addresses as Subtenant may from time to time designate by notifying Sublandlord in accordance herewith.

IX.

Assignment and Subletting. Subtenant shall not sublease or assign all or any part of the Subleased Premises except in accordance with the Master Lease and unless:

A.

Subtenant obtains the prior written consent of Sublandlord, which may be withheld in Sublandlor’s sole and absolute discretion, and of Landlord pursuant to the Master Lease. In no event shall Subtenant have the right to sublet or transfer less than all of the Subleased Premises;

B.

In the case of an assignment, the assignee shall have assumed in writing, directly for the benefit of Sublandlord, all of the obligations of Subtenant hereunder, and Sublandlord shall have been furnished with a copy of the agreement of assignment and assumption to be utilized in connection therewith, in form and substance reasonably satisfactory to Sublandlord, at least thirty (30) days prior to the commencement date thereof, along with a fully-executed duplicate original of said agreement, which shall contain substantially similar terms to the agreement previously provided to Sublandlord, at least ten (10) days prior to the commencement date thereof; and

assumption  to be  utilized  in connection  therewith,  in form  and  substance  reasonably satisfactory  to  Sublandlord,  at least  thirty  (30) days  prior  to the  commencement  date thereof,  along  with  a fully-executed  duplicate  original  of said agreement,  which  shall contain substantially  similar terms to the agreement previously provided  to Sublandlord, at least ten (10) days prior to the commencement date thereof; and

C.         In the case of a sublease, Sublandlord  shall have been  furnished with  a copy of the sublease to be utilized  in connection  therewith  at least thirty  (30) days prior to the commencement   of  the  term  of  such  sublease,  along  with  a  fully-executed   duplicate original  of the sublease,  which  shall contain  substantially  similar terms to the sublease previously provided to Sublandlord, at least ten (10) days prior to the commencement  of the term  of such  sublease,  which  sublease  shall  be in form  and substance  reasonably satisfactory  to  Sub landlord,  and  shall  be  subject  and  subordinate  to  all  of the terms, covenants  and  conditions  of this  Sublease  and the Master Lease  and shall prohibit  the right of the subtenant thereunder  to assign  such sublease or further sublet its subleased premises.

D.        Subtenant shall pay on demand the actual costs and expenses reasonably  incurred by  Sub landlord   and  Landlord,   including,   without  limitation,   reasonable   architects,' engineers'  and attorneys'  fees in connection  with  any such assignment  or sublease  and the  reasonable   costs  of  any  review   and/or  preparation   of  documents   in  connection therewith.    In addition,  Subtenant  shall  be  responsible  and  shall  indemnify  and  hold Sublandlord  harmless   for  any  brokers'   commission  or  other  compensation   owed  or

claimed to be owed in connection  with any sublease or assignment made by Subtenant. Any  consideration  received  by  Subtenant  which  is  in  excess  of  the  Base  Rent  and Additional  Rent payable to Sublandlord hereunder shall be paid to Sublandlord.

Notwithstanding  the foregoing, the terms of this provision shall apply to each sublease or assignment by Subtenant, and consent to anyone  sublease or assignment by Sublandlord shall  not  constitute  consent  to  any future  subleases  or assignments.    Any  sublease  or assignment  made in violation  of this provision  shall be null and void at the election  of Sublandlord.  If this  Sublease  is assigned  or subleased  by  Subtenant  or the  Subleased Premises  are occupied  by any party  other than  Subtenant,  Sublandlord may, if an Event of Default,  as hereinafter  defmed,  has  occurred,  collect rent  from any  such  assignees, subtenants  or occupants,  and pay the net amount  collected  to the Rent  due hereunder. However,  no such assignment,  subletting,  occupancy  or collection shall be deemed a (i) waiver   of  Subtenant's   obligations  pursuant  to  this  provision;   (ii)  the  acceptance  by Sub landlord of the assignee, subtenant or occupant as a subtenant or assignee hereunder; or (iii) a release of Subtenant from the further performance  of any of the terms, covenants and conditions of this Sublease.

X.        Insurance.   Throughout  the term of this Sublease, Subtenant shall obtain and maintain, at its expense,  the following  insurance  policies:  (a) fire  insurance,  including  extended  coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage and demolition and debris removal, insuring the full replacement  cost of all improvements,  alterations or additions to the Subleased  Premises,  and all other property  owned or used by Subtenant  and located  in the Subleased  Premises;  (b) commercial  general  liability  insurance,  contractual  liability  insurance and property  damage  insurance  with respect  to the Building  and the Subleased  Premises,  with reasonable  limits to be set by Sublandlord  and approved by Landlord  from time to time but in any  event not less  than  $3,000,000.00,  combined  single  limit  for personal  injury,  sickness  or death  or for  damage  to  or destruction  of property  for  anyone   occurrence;  and (c) insurance against  such  other  risks and  in  such  other  amounts  as  Sublandlord  may  from  time  to time reasonably require, or as may be required by Landlord.  The form of all such policies hereunder shall be subject to Sublandlord's  and Landlord's  approval.   All such policies shall be issued by insurers  acceptable  to  Sublandlord  and  Landlord  and   licensed   to   do   business   in  the Commonwealth   of  Massachusetts   and  shall  contain  a  waiver  of  any  rights  of  subrogation thereunder.    In addition,  the policies  shall name  Sublandlord,  Landlord  and  any other parties designated  by Sublandlord or Landlord  as additional  insureds, shall require  at least thirty days prior written notice to Sublandlord and to Landlord  of termination  or modification,  and shall be primary  and not contributory.    Subtenant  shall, at least ten days prior  to the  Commencement Date, and within ten days prior to the expiration of each such policy, deliver to Sublandlord and to Landlord  certificates evidencing  the foregoing  insurance or renewal thereof, as the case may be.   All provisions  of this Sublease to the contrary  notwithstanding,  Subtenant hereby releases Sublandlord from liability for damage or destruction to the Subleased Premises and contents and improvements  therein,  to the  extent  that  such  damage  or destruction  is  insurable  under  "All Risk"  policies  of fire  insurance  with  extended  coverage  (whether  or not  such coverage  is in effect).

XI.       Alterations.    Subtenant  shall not  make  or  cause,  suffer  or permit  the  making  of any alteration,  addition,  change, replacement,  installation  or addition  (collectively  "Alterations")  in or to the Subleased Premises  unless it obtains the prior written  consent of Sublandlord in each instance,  provides   Sublandlord  with  copies  of  all  applicable  plans  and  specifications   and otherwise  complies  with the requirements  under  the Master  Lease.   Sublandlord  shall have no obligations  whatsoever   to  make  any  repairs  or  Alterations  to  the  Subleased  Premises,  any systems  serving  the  Subleased  Premises  or  to  any  equipment,  fixtures  or  furnishings  in the Subleased Premises, or to restore the Subleased Premises in the event of a fire or other casualty therein.   Nor  shall  Sublandlord  be obligated  to perform  any obligations  of Landlord under  the Master Lease.

XII.      Events of Default.  Each of the following shall be an "Event of Default":

A.        Subtenant's  failure to pay when due any Rent or payment required to be made by

Subtenant as described in this Sublease.

B.        Subtenant's  failure to keep or perform anyone  or more of the terms or conditions, covenants or agreements of this Sublease, or of the Master Lease which are applicable to the Sublease or the Subleased Premises, which failure continues for five (5) days or more after written notice from Sublandlord (unless such failure requires work to be performed, acts to be done or conditions to be removed, which by their nature cannot reasonably be performed,  done  or removed,  as the case  may be, within  such five  (5) day period,  in which case no Event of Default shall be deemed to have occurred so long as Subtenant shall have commenced curing the same within said five (5) day period and shall diligently and continuously prosecute the same to completion and shall further provide  Sublandlord with bi-weekly written reports of the status of such cure).

C.        The vacation or abandonment  of the Subleased Premises by Subtenant.

D.        The appointment  of a receiver to take possession  of all or substantially  all of the assets  of  Subtenant  for  the  benefit  of  creditors,  or  any  action  taken  or  suffered  by Subtenant under any section or chapter of the Bankruptcy  Code of the United States, as amended,  or under  any similar law or statute of the United  States or any state thereof, unless  in the case of a petition filed against Subtenant, the same is dismissed  within 60 days.

E.         If an Event  of Default  shall  occur,  in addition  to  all other  remedies  under  the Master  Lease,  Sub landlord  shall  have  the  right  and  option,  in  its  sale  and  absolute discretion,  to  elect  to  cure  any  Event  of  Default  by  Subtenant,  and  to  add  all  costs incurred in effectuating  such cure, including reasonable  attorneys'  fees, to the Rent due hereunder.   Such election  shall be made by the act of curing such Event of Default, and Sublandlord  shall  not  be required  to provide  written  notice  thereof  to  Subtenant.    If Sub landlord  does not elect to cure an Event of Default  as set forth herein,  Sublandlord may terminate this Sublease upon written notice to Subtenant.

XIII.

Reservations   of   Rights   by   Sublandlord.   This   Sublease   shall   not   convey   all   of Sublandlord's  right, title and interest  in and under the Master Lease, but shall convey only the Subleased  Premises  as  described  herein  on the  terms  and  conditions  of  this  Sublease,  and Sublandlord reserves all other rights in, to and under the Master Lease unto itself.

XIV.    Services  and  Utilities.     Subtenant  acknowledges   that  all  services  and  utilities  to  be provided to Subtenant hereunder  are to be provided by the utility provider.   Sublandlord shall not be  liable  for  any  failure  or  delay  on  the  part  of  Landlord  in  performing  any  or  all  of  its obligations  under the Master Lease unless  such failure or delay is caused by the negligence  or willful misconduct  of Sub landlord, and under no circumstances  shall Subtenant have any right to require  or  obtain  the  performance  by  Sublandlord  of  any  obligations  of Landlord  under  the Master Lease or otherwise.   Subtenant's  obligations under this  Sublease shall not be impaired, nor shall the performance  thereofbe  excused, nor shall Subtenant be entitled to any abatement of Rent, because of any failure or delay on the part of Landlord in performing its obligations under the Master Lease.

XV.

Waiver  of Condemnation  Award.   Subtenant hereby waives any right to the proceeds  of any  award  to  which   Sub landlord  would  be  entitled  pursuant  to  the  Master  Lease  for  any condemnation or taking (or purchase  in lieu thereof) of the Subleased Premises.

XVI.    Broker's  Fees.   Subtenant  represents  and warrants that no broker,  agent or other person has been instrumental  or involved in bringing about this transaction  except for Brown & Wagner, LLC and Newmark  Grubb Knight Frank (collectively  called the "Broker").   Subtenant agrees to indemnify and hold Sublandlord harmless  from and against any claims by any such broker, agent or other person claiming  a commission  or other form of compensation  by virtue of having dealt with Subtenant with regard to this transaction,  other than the Broker.   Sublandlord shall pay the Broker pursuant to a separate agreement.

XVII.  Release of Sublandlord.   The term "Sublandlord"  as used in this Sublease shall be limited to mean  and include  only the owner  or owners  at the time in question  of the Tenant's  interest under the Master Lease,  and in the event of any transfer  or transfers of the Tenant's  interest in

the  Master  Lease,   Sublandlord  herein  named  (and  in  case  of  any  subsequent  transfer  or conveyance,   the  then  transferor   of  the  Tenant's   interest   in  the  Master   Lease)   shall  be automatically  freed  and relieved  from  and after the date of such transfer  of  all liability with respect to the performance  of any covenants or obligations on the part of Sublandlord contained in this Sublease thereafter to be performed.

XVIII.  Surrender of Subleased Premises.   Subtenant shall, upon the termination  of this Sublease and  in accordance with all of the terms of this Sublease and the Master Lease, vacate and surrender the Subleased Premises to Sublandlord, together with all Alterations, in the same condition and repair as  of the date the  Subleased Premises were delivered to  Subtenant, reasonable wear and tear excepted and loss by fire or other casualty excepted.   Subtenant acknowledges that Subtenant shall be solely responsible for any and all restoration obligations with respect to the Subleased Premises imposed upon Sublandlord as Tenant under the Master Lease, except to the extent such restoration obligationsarise as a result of the acts or omissions of Sublandlord. Subtenant's obligation to observe or perform this covenant shall survive the expiration or earlier termination of this Sublease.

XIX.   Estoppel Certificates.  At any time and from time to time within ten (l0) days after a written  request from  Sublandlord, Subtenant shall  execute, acknowledge and  deliver to Sublandlorda written statement certifying: (a) that this Subleasehas not been modified and is in full force and effect or, if there has been a modificationof this Sublease,that this Subleaseis in full force and effect as modified, and stating such modification; (b) the dates to which the Base Rent, Additional Rent and other charges hereunder have been paid; (c) that to the best of Subtenant's knowledge, no defaults exist under this Sublease or, if any defaults do exist, specifying the nature of each such default; and (d) such other matters pertaining to the terms of this Subleaseas Sublandlordmay reasonablyrequest.

XX.    Holdover. Subtenant shall surrender the Subleased Premises to Sublanlord on the date and in the condition required by this Sublease.  In the event that Subtenant holds over in violation of the terms of this Sublease, Subtenant shall be deemed a tenant at sufferance, and shall pay to Sublandlorda daily rental equal to 200% of the daily Rent due hereunder during the last month of the Term, payable in accordance with the terms of this Sublease, and Subtenant shall be liable to Sublandlord for any damages incurred by Sublandlord in connection therewith, including but not limited to any consequential damages incurred by Landlord and charged to Sublandlord, reasonable attorneys' fees and the costs associated with recovering possession of the Subleased Premises. Nothing herein shall be deemed to create a month-to-month tenancy in the  event that  Subtenant holds  over without the  express written consent of Sublandlord. Subtenant's  obligations pursuant  to  this  provision shall  survive the  expiration or  earlier termination of this Sublease.

XXI.   Relocation.  Sublandlord shall have the right to relocate Subtenant into substantially similar space in the Building upon thirty (30) days prior written notice. All terms and conditions hereof shall remain unchanged, except that the monthly installments of Base Rent shall be recalculated to reflect any increase or decrease in the rentable square footage of the Subleased Premises.

XXII.  Governing Law.  This Sublease shall be governed by and construed in accordance  with the laws of the Commonwealth of Massachusetts

.

XXIII.  Severability.    If the  application  of  any provision  of this  Sublease,  or any paragraph, sentence, clause, phrase or word in any circumstance is held invalid, the validity of the remainder of this  Sublease  shall not be affected thereby,  and the remainder  shall be construed  as if such invalid part were never included in the Sublease.

XXIV. Landlord's    Consent.   This   Sublease   and   each   party's    obligations   hereunder   are conditioned  and  contingent  upon  the  granting  of consent  of Landlord  hereto  pursuant  to the Master Lease, which consent shall be evidenced  by the Landlord's  execution  of the Landlord's consent   below,  without  the  requirement   of  any  payment  by   Sublandlord  to  Landlord   in connection  therewith, whether  for expenses  or otherwise. If  Landlord's  consent is not obtained within  thirty  (30) days  after  execution  by  Sublandlord  and  Subtenant,  this  Sublease  shall be voidable at the option of Sublandlord.

XXV.  No Offer by Sublandlord.   The submission of this Sublease by Sublandlord to Subtenant shall have no binding  force and effect,  shall not constitute  an option  for the subleasing  of the Subleased Premises,  and shall not confer any rights or impose any obligation upon either party. The execution  of this Sublease and its delivery by Subtenant to Sublandlord shall similarly have no binding force and effect unless and until Sub landlord and Subtenant shall have each executed this Sublease and a counterpart thereof shall have been delivered to Subtenant.

XXVI.  Additional  Services  or Materials.    If, during the term of this Sublease,  Subtenant  shall request  from Landlord  and Landlord  shall agree to supply, any additional  services  or materials with  respect  to  the  Subleased  Premises,  Subtenant  shall  be  liable  for  all  bills  rendered  by Landlord for charges incurred or imposed upon Subtenant for such services and/or materials.

XXVII.   Security  Deposit.   Concurrently   with  the  execution  and  delivery   of  this  Sublease, Subtenant shall deposit Sixteen Thousand  Four Hundred Fifty Six and Fifty/lOOths ($16,456.50) Dollars  (the "Security  Deposit")  with Sublandlord.   Sublandlord shall hold the same as security for  the  performance   by  Subtenant  of  all  obligations   on  the  part  of  Subtenant  hereunder. Sublandlord  shall  have  the  right  from  time  to  time  without  prejudice  to  any  other  remedy Sublandlord   may  have  on  account  thereof,  to  apply  such  deposit,  or  any  part  thereof,  to Sublandlord's  damages  arising from,  or to cure, any Event  of Default.   If Sublandlord  shall so apply any or all of the Security Deposit,  Subtenant  shall immediately  deposit with  Sublandlord the amount so applied to be held as security hereunder.   There then existing no Event of Default of  Subtenant,   Sublandlord   shall  return  the  Security  Deposit,  or  so  much  thereof  as  shall theretofore  not been applied in accordance with the terms of this Article XXVII, to Subtenant on the date which  is the last to occur of (i) the date which is sixty (60) days after the last day of the Term  of this  Sublease  or (ii) the date which  is sixty (60) days after the date of delivery  of the entire  Premises  to  Sublandlord  in accordance  with  the terms  of this  Sublease  or (iii) the date which is sixty (60) days after the last of Subtenant's  monetary obligations to Sublandlord under this Sublease have been paid and satisfied in full.

XXVIII.  Liability of Sublandlord.  The obligations  of the Sublandlord shall be binding upon the Sublandlord's  interest   in  the   Subleased   Premises   but  not  upon   any   other  assets   of  the Sublandlord,  and no individual  partner,  agent,  trustee,  stockholder,  officer, manager,  member, director,  employee  or beneficiary  of the Sub landlord shall be personally  liable for performance of the Sublandlord's  obligations hereunder.

XXIX. Authority to Execute  Sublease.  The parties hereto represent and warrant that they have the authority  to execute  this Sublease and to bind the Sublandlord  and Subtenant respectively. Upon  execution  of this  Sublease, the parties shall produce  and exchange  certificates  verifying their respective authority to execute this Sublease.

XXX.  Authority  to Execute  Consent.   Landlord  represents  and warrants that Landlord has the authority to execute its consent to this Sublease and to bind Landlord with respect to those rights and obligations of Landlord expressly undertaken or acknowledged by Landlord hereunder.

XXXI.  INTENTIONALLY  DELETED. XXXII. INTENTIONALLY  DELETED.

XXXIII.  Access.    Subject  to  any  security  measures,  emergency,  accident  or Force  Majeure,

Subtenant  shall  have  access  to  the  Subleased  Premises  24  hours  per  day,  7  days  per  week (subject to security  and emergency  measures).   The Building  is open to the public Monday - Friday, excepting holidays,  8:00 am - 6:00 pm.

XXXIV. INTENTIONALLY  DELETED. XXXV. INTENTIONALLY  DELETED.

XXXVI. Electricity.   Subtenant acknowledges  and agrees that there is a separate electrical meter in the  Subleased  Premises  for the purpose  of measuring  Subtenant's  use and consumption  of electricity in the Subleased Premises.  Subtenant shall make direct payment to the utility provider for any costs and expenses  related  to the use  and consumption  of electricity  in the Subleased Premises.

XXXVII. INTENTIONALLY  DELETED.

XXXVIII. HVAC System.  Subtenant shall be allowed to use the existing HVAC system serving the Subleased Premises  and Subtenant, at its sole risk, cost and expense, shall be responsible  for the maintenance, repair and replacement of said HVAC system.

XXXIX.          Landlord's  Cleaning Responsibility.   Landlord,  at its sole cost and expense, shall be responsible  for the  daily cleaning  of the Subleased  Premises  and the daily removal  of any trash, rubbish or recycled materials therefrom.

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IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the day and year first above written.

SUBLANDLORD:	BE THE CHANGE, INC.

By: /s/

Name:

Its:

Date: 9/5/13

SUBTENANT:	GAME PLAN HOLDINGS LLC By:

By: /s/ Andrew Bachman

Name: Andrew Bachman

Its: CEO

Date: 9/3/2013

LANDLORD'S  CONSENT

Landlord hereby consents to the terms, provisions, agreements,  covenants and conditions contained  in this  Sublease  and the execution and delivery of this Sublease by Sublandlord and Subtenant.

LANDLORD:                           112 LLC

a Massachusetts  limited liability company

By: /s/ Matthew Piccione

Name: Matthew Piccione, Manager

Exhibit A Exhibit B

Subleased Premises

Master Lease